EXHIBIT 99.1

FOR RELEASE August 27, 2013

SOURCE: Uni-Pixel, Inc.

UniPixel to Present at the Gateway Conference on September 10, 2013

THE WOODLANDS, Texas — August 27, 2013 — UniPixel, Inc. (NASDAQ: UNXL), a provider of Performance Engineered Films™ to the touch screen, flexible printed electronics, and lighting and display markets, has been invited to present at the 2013 Gateway Conference being held on Tuesday, September 10, 2013 at the Palace Hotel in San Francisco.

UniPixel Chief Technology Officer, Senior Vice President and General Manager Dr. Robert Petcavich is scheduled to present at 10:00 a.m. Pacific time, with one-on-one meetings held throughout the day. He will discuss the company’s progress, including its two preferred price and capacity licenses with a major PC maker and major consumer electronics ecosystem partner to support the global market introduction of its UniBoss touch screen technology.

For additional information or to schedule a one-on-one meeting visit www.gateway-conference.com and click on the Register/Login tab. You may also email your request to schedule@gateway-conference.com or call Ron Both at (949) 574-3860.

About the Gateway Conference
The Gateway Conference is designed to provide a unique gateway between influential members of the investment community and a select group of compelling publicly-traded companies. Portfolio managers, research analysts and brokers from buy-side and sell-side institutions will have the opportunity to learn about more than 50 exciting growth companies across a broad range of industries, from technology, business and financial services, digital media and clean-tech to consumer products, retail/e-commerce, life sciences and natural resources. For more information, visit www.gateway-conference.com.

The invitation-only conference is hosted by Liolios Group, one of the nation’s top investor relations agencies, and sponsored by leading firms that service the financial community. For more information about Liolios Group, visit www.liolios.com.

About UniPixel
Headquartered in The Woodlands, Texas, UniPixel, Inc. (NASDAQ: UNXL) delivers Performance Engineered Films to the Lighting, Display and Flexible Electronics markets. UniPixel's high-volume roll-to-roll or continuous flow manufacturing process offers high-fidelity replication of advanced micro-optic structures and surface characteristics over large areas. A key focus for UniPixel is developing electronic conductive films for use in electronic sensors for consumer and industrial applications. The company's newly developed UniBoss™ roll-to-roll electronics manufacturing process prints conductive elements on thin film with line widths down to ~ 5um. The company is marketing its films for touch panel sensor, cover glass replacement, protective cover film, antenna and custom circuitry applications under the UniPixel label, and potentially under private label or Original Equipment Manufacturers (OEM) brands. UniPixel's brands include Clearly Superior™, Diamond Guard™ and others. For further information, visit www.unipixel.com.

Forward-looking Statements
All statements in this news release that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under Item 1A "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2012. We operate in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise any forward-looking statements. Readers are also urged to carefully review and consider the other various disclosures in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K.

Trademarks in this release are the property of their respective owners.

Company Contact:
Jeff Tomz, CFO
UniPixel, Inc.
Tel 281-825-4500

Investor Relations Contact:
Ron Both
Liolios Group, Inc.
Tel 949-574-3860
UNXL@liolios.com